Exhibit 11

                       COMPUTATION OF PER SHARE EARNINGS

     The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and six months ended February 28, 1995 and 1994.

     Three months ended February 28, 1995:
       24,383,698 x shares outstanding for 14 days                 341,371,772
       24,270,808 x shares outstanding for 20 days                 485,416,160
       24,189,103 x shares outstanding for 28 days                 677,294,884
       23,851,100 x shares outstanding for 28 days                 667,830,800
                                                                ______________

                                                                 2,171,913,616
       Divided by number of days during the period                          90
                                                                 _____________
                                                                    24,132,374

     Six months ended February 28, 1995:
       25,074,982 x shares outstanding for 18 days                 451,349,676
       24,941,910 x shares outstanding for 12 days                 299,302,920
       24,934,917 x shares outstanding for 16 days                 398,958,672
       24,713,278 x shares outstanding for 15 days                 370,699,170
       24,520,641 x shares outstanding for 17 days                 416,850,897
       24,416,386 x shares outstanding for 13 days                 317,413,018
       24,383,698 x shares outstanding for 14 days                 341,371,772
       24,270,808 x shares outstanding for 20 days                 485,416,160
       24,189,103 x shares outstanding for 28 days                 677,294,884
       23,851,100 x shares outstanding for 28 days                 667,830,800
                                                                ______________
                                                                 4,426,487,969
       Divided by number of days during the period                         181
                                                                ______________
                                                                    24,455,735

     Three months ended February 28, 1994:
       26,388,690 x shares outstanding for  2 days                  52,777,380
       26,389,190 x shares outstanding for 10 days                 263,891,900
       26,314,582 x shares outstanding for 19 days                 499,977,058
       26,077,694 x shares outstanding for 16 days                 417,243,104
       26,066,151 x shares outstanding for 15 days                 390,992,265
       26,054,664 x shares outstanding for 14 days                 364,765,296
       25,907,814 x shares outstanding for 14 days                 362,709,396
                                                                ______________
                                                                 2,352,356,399
       Divided by number of days during the period                          90
                                                                ______________
                                                                    26,137,293

     Six months ended February 28, 1994:
       27,227,108 x shares outstanding for  1 day                   27,227,108
       27,214,570 x shares outstanding for 15 days                 408,218,550
       27,145,448 x shares outstanding for 14 days                 380,036,272
       27,022,276 x shares outstanding for 12 days                 324,267,312
       26,820,618 x shares outstanding for 19 days                 509,591,742
       26,420,208 x shares outstanding for 11 days                 290,622,288
       26,388,690 x shares outstanding for 21 days                 554,162,490
       26,389,190 x shares outstanding for 10 days                 263,891,900
       26,314,582 x shares outstanding for 19 days                 499,977,058
       26,077,694 x shares outstanding for 16 days                 417,243,104
       26,066,151 x shares outstanding for 15 days                 390,992,265
       26,054,664 x shares outstanding for 14 days                 364,765,296
       25,907,814 x shares outstanding for 14 days                 362,709,396
                                                                ______________
                                                                 4,793,704,781
       Divided by number of days during the period                         181
                                                                ______________
                                                                    26,484,557